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                                                                    Exhibit 23.2

                        Consent of Independent Auditors

  We consent to the use of our report in connection with SureFire Verification, Inc. dated August 31, 2000 in the Registration Statement (Form S-1) and related prospectus of Verisity Ltd.

                                          /s/ Ernst & Young LLP

Palo Alto, California
September 8, 2000